Exhibit 10.18

CONTRIBUTION AND EXCHANGE AGREEMENT

This Contribution and Exchange Agreement (this “Agreement”) is entered into as of November 21, 2017, by and among (i) the equity holders of TCFI LARK LLC, a Delaware limited liability company (“RDS”), and TCFI G&M LLC, a Delaware limited liability company (“ASG”), listed on Schedule I hereto (each an “Equityholder,” and collectively, the “Equityholders”), (ii) Select Interior Concepts, Inc., a Delaware corporation (“SIC”), (iii) RDS, and (iv) ASG. The above parties are referred to herein collectively as the “Parties,” and individually as a “Party.”

RECITALS:

WHEREAS, each Equityholder currently holds the issued and outstanding membership interest in ASG and/or RDS, denominated in “Units,” set forth opposite such Equityholder’s name on Schedule I hereto (each Equityholder’s membership interest, his, her, or its “Membership Interest,” and all such membership interests collectively, the “Membership Interests”);

WHEREAS, each Equityholder desires to contribute all of his, her or its respective Membership Interest to SIC, in exchange for the issuance by SIC to such Equityholder of the number of shares of its Class B common stock, par value $0.01 per share (“Class B Common Stock”), set forth opposite such Equityholder’s name on Schedule I hereto;

WHEREAS, SIC desires to accept the transfer of the Membership Interests and issue the shares of Class B Common Stock in accordance with the above and on the terms and conditions set forth in this Agreement; and

WHEREAS, each of RDS and ASG hereby consents to the proposed restructuring described in this Agreement.

AGREEMENT:

NOW THEREFORE, in consideration of the mutual covenants and promises hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties do hereby agree as follows:

ARTICLE 1

CONTRIBUTION OF MEMBERSHIP INTERESTS

1.1. Contribution.

(a) Each Equityholder hereby assigns, transfers, conveys and delivers to SIC, and SIC hereby accepts, all right, title and interest in and to, all of such Equityholder’s respective Membership Interest, as set forth on Schedule I hereto.

(b) Each Equityholder shall deliver its Membership Interest to SIC through executing and delivering such assignments, consents, and other transfer documents and instruments as shall be necessary in the reasonable judgment of SIC to evidence the assignment, transfer, conveyance and delivery of such Membership Interest to SIC.

1.2. Amount and Form of Consideration; Issuance.

(a) As consideration for such Equityholder’s contribution of his, her or its respective Membership Interest to SIC, SIC hereby issues to such Equityholder the number of shares of Class B Common Stock set forth opposite such Equityholder’s name on Schedule I hereto.

(b) SIC shall reflect in its Common Stock Ledger, the ownership by such Equityholder of the number of shares of Class B Common Stock set forth opposite such Equityholder’s name on Schedule I hereto.

ARTICLE 2

REPRESENTATIONS AND WARRANTIES

2.1. Representations and Warranties of Each Equityholder. Each Equityholder, severally and not jointly, hereby represents and warrants to SIC as follows:

(a) Authority. Such Equityholder has the full right, power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby (the “Transactions”). This Agreement has been duly and validly executed and delivered by such Equityholder and constitutes his, her or its valid and binding agreement, enforceable against him, her or it in accordance with its terms.

(b) Compliance. Such Equityholder is in compliance in all material respects with all applicable federal, state and local laws, rules, and regulations applicable to ownership of its respective Membership Interest.

(c) Ownership of and Title to Membership Interests. With respect to his, her or its respective Membership Interest reflected on Schedule I hereto as held by such Equityholder, such Equityholder has good and marketable title to such Membership Interest, free and clear of any mortgages, pledges, liens, encumbrances, charges, security interests or restrictions on transfer (other than any restrictions set forth in the Amended and Restated Limited Liability Company Agreement of RDS (the “RDS LLC Agreement”), or the Third Amended and Restated Limited Liability Company Agreement of ASG (the “ASG LLC Agreement”), as applicable).

(d) Sole Rights to Membership Interests. Such Equityholder has not entered into any contracts or agreements granting to any person or entity any rights in respect of any of his, her or its respective Membership Interest, other than (i) with SIC or a subsidiary of SIC, or (ii) with respect to the RDS LLC Agreement or the ASG LLC Agreement, as applicable.

(e) Non-Contravention. The execution and delivery of this Agreement, and performance of the Transactions, by such Equityholder will not (i) conflict with, violate, or constitute a breach or default (with or without notice or lapse of time, or both) or accelerate maturity or performance or give rise to a termination or consent right, under any contract or other instrument to which such Equityholder is a party or which is applicable to such Equityholder or such Equityholder’s assets, (ii) violate any law applicable to such Equityholder, or (iii) require any filing or registration with, or the issuance of any permit or approval by, any person or entity.

(f) Consents; Approvals. Such Equityholder has obtained all requisite and necessary consents, approvals, or other assurances for him, her or it to enter into and deliver this Agreement and assign, transfer, convey, and deliver all of his, her or its respective Membership Interest to SIC.

(g) No Litigation. There is no litigation or action pending or, to such Equityholder’s knowledge after reasonable inquiry, threatened against such Equityholder, brought by or against such Equityholder and affecting or relating to any of the Transactions.

2.2. Representations and Warranties of SIC. SIC hereby represents and warrants to the Equityholders as follows:

(a) Organization. SIC is a duly incorporated, validly existing corporation, in good standing under the laws of the State of Delaware, with full corporate power and authority to own all of its property and assets and to carry on its business as it is now being conducted.

(b) Authority. SIC has the full right, power and authority to execute and deliver this Agreement and to consummate the Transactions. This Agreement has been duly and validly authorized, executed and delivered by SIC, and constitutes the valid and binding agreement of SIC, enforceable against SIC in accordance with its terms.

(c) Issuance. The shares of Class B Common Stock issued by SIC to the Equityholders hereunder have been duly authorized, and are validly issued, fully paid and nonassessable.

(d) Compliance. SIC is in compliance in all material respects with all applicable federal, state and local laws applicable to its business.

ARTICLE 3

COVENANTS

3.1. Further Assurances. On the terms and subject to the conditions of this Agreement, each Party shall use commercially reasonable efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary or desirable under applicable laws and regulations to consummate the Transactions.

3.2. Tax Treatment. The Parties hereby agree that the contribution of the Membership Interests by the Equityholders to SIC in exchange for shares of Class B Common Stock of SIC are contributions intended to qualify under Section 351 of the Internal Revenue Code of 1986, as amended. Each Party further agrees that he, she or it will report the contributions in a manner consistent with the foregoing, unless required by law, and he, she or it is solely responsible for the tax consequences from the Transactions, if any.

ARTICLE 4

INDEMNIFICATION

4.1. Indemnification.

(a) Each Equityholder, severally and not jointly, hereby agrees to save, defend, indemnify and hold harmless each of SIC, RDS, and ASG, and their respective past, present and future partners, members, directors, officers, employees, representatives, trustors, trustees, beneficiaries, agents, attorneys, and affiliates, and the predecessors, successors, and assigns of each of the foregoing (the “SIC Indemnified Parties”), from and against any and all losses, damages, liabilities, claims, interest, awards, judgments, penalties, fees, costs and expenses (including reasonable attorneys’ or other professional fees, costs and other out-of-pocket expenses incurred in investigating, prosecuting, preparing or defending the foregoing) (collectively, “Losses”), asserted against, incurred, sustained or suffered by any SIC Indemnified Party as a result of, arising out of or relating to: (i) any breach of any representation, warranty or certification made by such Equityholder in this Agreement, and/or (ii) any breach or nonfulfillment by such Equityholder of any agreement, covenant, or obligation of such Equityholder in this Agreement.

(b) SIC hereby agrees to save, defend, indemnify and hold harmless each Equityholder, and his, her or its past, present and future partners, members, directors, officers, employees, representatives, trustors, trustees, beneficiaries, agents, attorneys, and affiliates, and the predecessors, successors, and assigns of each of the foregoing (the “Equityholder Indemnified Parties”), from and against any and all Losses asserted against, incurred, sustained or suffered by such Equityholder Indemnified Party as a result of, arising out of or relating to: (i) any breach of any representation, warranty or certification made by SIC in this Agreement, and/or (ii) any breach or nonfulfillment by SIC of any agreement, covenant, or obligation of SIC in this Agreement.

ARTICLE 5

MISCELLANEOUS

5.1. Waiver of Rights under Equityholders Agreements. In connection with the consummation of the Transactions, including the contribution of all of such Equityholder’s respective Membership Interest to SIC, each Equityholder hereby irrevocably waives any and all rights such Equityholder may have under any equityholder agreements, including but not limited to, any limited liability company agreements or operating agreements (collectively, the “Equityholder Agreements”), that such Equityholder may be a party to with respect to such Equityholder being an equityholder of RDS or ASG or his, her or its respective Membership Interest, and upon the consummation of the Transactions, such Equityholder agrees and acknowledges that he, she or it shall no longer have any rights or benefits under any respective Equity Agreements.

5.2. Entire Agreement and Waiver. This Agreement contains the entire agreement among the Parties and supersedes all prior and contemporaneous agreements, arrangements, negotiations and understandings among the Parties relating to the subject matter hereof. There are no other agreements, understandings, statements, promises or inducements, oral or otherwise, contrary to the terms of this Agreement. No representations, warranties, covenants or conditions, express or implied, whether by statute or otherwise, other than as set forth herein, have been made by any Party or any Party’s affiliates or its or their advisors. No waiver of any term, provision, or condition of this Agreement, whether by conduct or otherwise, in any one or more instances, shall be deemed to be, or shall constitute, a waiver of any other provision hereof, whether or not similar, nor shall such waiver constitute a continuing waiver, and no waiver shall be binding unless executed in writing by the Party making the waiver.

5.3. Amendment. No amendment or modification of this Agreement shall be binding unless made in a written instrument that specifically refers to this Agreement and is signed by all Parties.

5.4. Section Headings. The section and other headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of any provisions of this Agreement.

5.5. Severability. In the event that any term or provision of this Agreement shall be determined to be unenforceable, invalid or illegal in any respect, such unenforceability, invalidity or illegality shall not affect any other term or provision hereof.

5.6. Governing Law. In all respects, including all matters of construction, validity and performance, this Agreement and the obligations of each Party arising hereunder shall be governed by, construed and enforced in accordance with, the internal laws of the State of Delaware, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.

5.7. Binding Effect. This Agreement shall be binding upon and inure to the benefit of the Parties and their respective heirs, successors and permitted assigns. Nothing in this Agreement, whether express or implied, is intended to confer upon any person or entity other than the Parties, their successors and permitted assigns, any rights or remedies under or by reason of this Agreement.

5.8. Assignment. This Agreement shall not be assignable or otherwise transferable by any Party hereto without the prior written consent of the other Parties.

5.9. Survival. All warranties, representations, indemnities, covenants and other agreements of the Parties contained in this Agreement shall survive the completion of the Transactions and continue in full force and effect until thirty (30) days following the expiration of the applicable statutes of limitations (including any extension thereto).

5.10. Facsimile or PDF E-mail Signatures. The Parties agree that this Agreement shall be considered signed when the signature of a Party is delivered by facsimile transmission or PDF e-mail. Such facsimile or PDF e-mail signature shall be treated in all respects as having the same effect as an original signature.

5.11. Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the document.

[Signature page follows]

IN WITNESS WHEREOF, the Parties have executed this Agreement with effect as of the date first written above.

EQUITYHOLDERS:

TRIVE CAPITAL FUND I LP, a Delaware limited partnership

By:	Trive Capital Fund I GP LLC, its General Partner

By:	Trive Capital Holdings, LLC, its Managing Member

By:	/s/ Conner Searcy
Name: Conner Searcy
Title: Managing Partner

TRIVE CAPITAL FUND I (OFFSHORE) LP, a Cayman Islands exempted limited partnership

By:	Trive Capital Fund I GP (Offshore) LLC, its General Partner

By:	Trive Capital Fund I GP LLC, its Managing Member
By:	Trive Capital Holdings, LLC, its Managing Member

By:	/s/ Conner Searcy
Name: Conner Searcy
Title: Managing Partner

TRIVE AFFILIATED COINVESTORS I LP, a Delaware limited partnership

By:	Trive Affiliated Coinvestors I GP LLC, its General Partner

By:	Trive Capital Holdings, LLC, its Managing Member

By:	/s/ Conner Searcy
Name: Conner Searcy
Title: Managing Partner

[Signature page to Contribution and Exchange Agreement]

TCFI G&M SPV LP, a Delaware limited partnership

By:	Trive Capital Fund I GP (Offshore) LLC, its General Partner

By:	Trive Capital Fund I GP LLC, its Managing Member

By:	Trive Capital Holdings, LLC, its Managing Member

By:	/s/ Conner Searcy
Name: Conner Searcy
Title: Managing Partner

[Signature page to Contribution and Exchange Agreement]

/s/ Tyrone Johnson
TYRONE JOHNSON

[Signature page to Contribution and Exchange Agreement]

/s/ Kendall Hoyd
KENDALL HOYD

[Signature page to Contribution and Exchange Agreement]

/s/ Sunil Palakodati
SUNIL PALAKODATI

[Signature page to Contribution and Exchange Agreement]

/s/ Tim Reed
TIM REED

[Signature page to Contribution and Exchange Agreement]

AQUARIUS SELLER, INC.

By:	/s/ Parminder Singh Pental
Name: Parminder Singh Pental
Title:

[Signature page to Contribution and Exchange Agreement]

/s/ Luke Spiller
LUKE SPILLER

[Signature page to Contribution and Exchange Agreement]

/s/ Jesse Bogan
JESSE BOGAN

[Signature page to Contribution and Exchange Agreement]

/s/ Jason Brown
JASON BROWN

[Signature page to Contribution and Exchange Agreement]

/s/ Jeff Harrington
JEFF HARRINGTON

[Signature page to Contribution and Exchange Agreement]

/s/ Sevak Kalayci
SEVAK KALAYCI

[Signature page to Contribution and Exchange Agreement]

/s/ Jack Seiders
JACK SEIDERS

[Signature page to Contribution and Exchange Agreement]

/s/ Chad Seiders
CHAD SEIDERS

[Signature page to Contribution and Exchange Agreement]

/s/ Rick Seiders
RICK SEIDERS

[Signature page to Contribution and Exchange Agreement]

/s/ James Gunckel
JAMES GUNCKEL

[Signature page to Contribution and Exchange Agreement]

THE SCHOLTEN FAMILY TRUST DTD 4/14/92, a grantor trust formed under the laws of the State of California

By:	/s/ Richard D. Scholten
Name: Richard D. Scholten
Title: Trustee

[Signature page to Contribution and Exchange Agreement]

SIC:
SELECT INTERIOR CONCEPTS, INC.

By:	/s/ Tyrone Johnson
Name: Tyrone Johnson
Title: Chief Executive Officer

Acknowledged and Agreed:

TCFI LARK LLC

By:	/s/ Conner Searcy
Name: Conner Searcy
Title: President

TCFI G&M LLC

By:	/s/ Sunil Palakodati
Name: Sunil Palakodati
Title: Chief Executive Officer

[Signature page to Contribution and Exchange Agreement]

SCHEDULE I

Equityholder	Units of RDS to be Transferred to SIC	Units of ASG to be Transferred to SIC	Number of Shares of Class B Common Stock to be Issued to such Equityholder
TCFI G&M SPV LP	—	17,076,868.14 Class A Units 10,940,647.84 Class E-1 Units	—
Trive Capital Fund I LP	2,657,020.87 Class A Units	6,671,023.41 Class A Units 4,273,928.76 Class E-1 Units	2,280,968 shares
Trive Capital Fund I (Offshore) LP	2,939,073.86 Class A Units	—	712,430 shares
Trive Affiliated Coinvestors I LP	243,511.58 Class A Units	610,684.17 Class A Units 391,247.41 Class E-1 Units	208,806 shares
Tyrone Johnson	508,649.12 Class B Units	—	123,295 shares
Kendall Hoyd	324,008.16 Class B Units	—	78,539 shares
Sunil Palakodati	—	1,485,860.88 Class C Units	182,340 shares
Tim Reed	—	619,108.71 Class C Units	75,975 shares
Aquarius Seller, Inc.	—	3,083,214.24 Class E-2 Units	461,113 shares
Luke Spiller	—	954,528.76 Class B Units 309,554.35 Class C Units 21,404.10 Class E-2 Units	183,944 shares
Jesse Bogan	—	22,500 Class B Units 309,554.35 Class C Units	41,353 shares
Jason Brown	—	309,554.35 Class C Units	37,988 shares
Jeff Harrington	—	309,554.35 Class C Units	37,988 shares

S-I-1

Equityholder	Units of RDS to be Transferred to SIC	Units of ASG to be Transferred to SIC	Number of Shares of Class B Common Stock to be Issued to such Equityholder
Sevak Kalayci	—	101,106.10 Class C Units	15,122 shares
Jack Seiders	—	663,236.89 Class B Units	99,191 shares
Chad Seiders	—	517,552.12 Class B Units	99,191 shares
Rick Seiders	—	266,807.82 Class B Units	61,691 shares
James Gunckel	729,956.54 Class B Units	—	176,938 shares
The Scholten Family Trust dtd 4/14/92	729,956.54 Class B Units	—	176,938 shares

Total	8,132,176.67 Units	48,937,936.75 Units	5,053,810 shares

S-I-2